Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated transactions through February 29, 2024, the date the consolidated financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements.
Subsequent Events
On July 8, 2024, the Company acquired 100% of the outstanding stock of TesTneT Engineering GmbH (together with its subsidiaries,“Testnet”) for approximately $19 million in cash consideration (subject to customary post-closing adjustments). Testnet is a Germany-based company that provides testing services for various hydrogen storage systems, refueling stations and their components.